CPI AEROSTRUCTURES, INC. 8-K

Exhibit 99.1

1 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Expertise in Aerospace Technologies November 12, 2020 2020 Q2 Results Presentation Speakers: Douglas McCrosson, President & Chief Executive Officer Tom Powers, Acting Chief Financial Officer

2 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Disclosure Statements This presentation contains forward - looking statements that are based on current expectations of management and certain assumptions that are subject to risks and uncertainties . There can be no assurance that such risks and uncertainties will not affect the accuracy of the forward - looking statements or that actual results will not differ materially from the results anticipated in the forward - looking statements . Included in these risks are : risks related to the restatement of the Company’s prior period consolidated financial statements and the material weaknesses in the Company’s internal controls including the substantial costs and diversion of management attention and resources which will be required to remediate the material weaknesses, any adverse developments in existing legal proceedings or the initiation of new legal proceedings, the effect of economic conditions in the industries and markets where the Company operates, including financial market conditions, the impact of the COVID - 19 pandemic (including its impact on global supply, demand, and distribution capabilities as the outbreak continues), the financial condition of the Company’s customers and suppliers, the cyclicality of the aerospace market, the level of US government defense spending (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, the allocation of funds to governmental responses to COVID - 19 , or changing political conditions, and uncertain funding of programs), the ability of the government and the Company’s other customers to terminate contracts at any time, production rates for commercial and military aircraft programs, competitive pricing pressures, start up costs for new programs, technology and product development risks and uncertainties, product performance and costs resulting from changes to and compliance with applicable regulatory requirements, level of indebtedness, and cash flow from operations . Additional information concerning these, and other risk factors can be found in the company’s filings with the Securities and Exchange Commission . Because the risks, assumptions, and uncertainties referred to above could cause actual results or outcomes to differ materially from those expressed in any forward - looking statements, investors are cautioned not to place undue reliance on any such forward - looking statements, each of which speaks only as of the date made . The Company has no obligation to update any forward - looking statement to reflect events or circumstances after the date hereof . The information contained in this presentation is qualified in its entirety by cautionary statements and risk factors disclosed in the Company's Securities and Exchange Commission filings, including CPI Aero's Form 10 Q for the three - month period ended March 31 , 2020 , available at http : //www . sec . gov . CPI AERO is a registered trademark of CPI Aerostructures, Inc . All other trademarks referenced herein are the property of their respective owners .

3 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Recent Highlights Douglas McCrosso n President & Chief Executive Officer

4 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Recent Highlights 1. Second Quarter Results Reflect Solid Execution of Funded Defense Backlog • Revenue of $19.7 million versus $20.1 million restated • Gross profit of $2.6 million versus $2.2 million ; • Net loss of $0.6 million versus $0.9 million • Cash flow from operations of $0.6 million versus $(1.1) million of cash used in operating activities for 2Q2019 3. Book to Bill of 0.90 for the Quarter; 2.13 for Trailing 12 Months Ended June 30,2020 • Backlog of $546.4 million, 90% defense • Funded defense backlog of $205.6 milli on, up 50% since 12/31/2019 2. $78.8 Million in New Orders Announced to Date in 2020 • $1.4 million in orders from Turkish Aerospace Industries for the TUHP program • $52.1 million in orders from Northrop Grumman under the E - 2D program • $10.1 million in orders for T - 38 modifications kits • $14.0 million in orders under A - 10 Re - Winging Contract • $1.2 million order from Lockheed Martin for F - 16 structural assemblies

5 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Stable Defense Backlog $0 $100 $200 $300 $400 $500 $600 Q2'18 Q3'19 Q4'18 Q1'20 Q2'20 Backlog (Defense/Commercial) Commercial Defense Total Backlog 2Q 2018 – 2Q 2020 Funded 38% / Unfunded 62% $546.4 $491.1 $55.3 Consolidated Backlog at 6/30/2020: $546.4 Million; Record Defense Backlog: $491.1 Million $337.4 $209.0 Defense 90% / Commercial 10% $491.1 $55.3 Total Backlog $ 546.4 ($ in Millions) Total backlog includes both funded orders and the estimated amount of future orders under the expected duration of the program .

6 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 2Q 2020 Financial Highlights Tom Powers Acting Chief Financial Officer

7 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations 2Q Income Statement Highlights For the Three Months Ended June 30, 2020 2019 Revenue $19.7 $20.1 Cost of sales 17.2 17.9 Gross profit 2.6 2.2 Selling, general and administrative expenses 2.8 2.5 Loss from operations (0.2) (0.3) Loss before provision for (benefit from) income taxes (0.6) (0.9) Net loss (0.6) (0.9) Loss per common share – diluted $(0.05) $(0.07) ($ in Millions)

8 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Balance Sheet Highlights ($ in Millions) As of June 30, 2020 Cash and Restricted Cash $8.1 Net Contract Assets and Liabilities 10.6 Total Debt 34.5 $4.8 million PPP Loan • Received $4.8 million loan under the Paycheck Protection Program Provision of the CARES Act • On October 16, 2020, applied for full forgiveness of the loan • On November 2, lender forwarded to SBA for final approval of forgiveness amount • Anticipate reporting forgiven amount (est. $4.8 million) as Other Income in future results

9 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Looking Ahead Douglas McCrosso n President & Chief Executive Officer

10 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Near - Term Program Opportunities • Missile Structure – WON, Announcement Pending • Repair of various helicopter structural assemblies – WON, Announcement Pending • Unmanned Aerial Systems • Flight control surfaces AEROSTRUCTURES AEROSYSTEMS Bold, italic type denotes opportunities where CPI Aero is the incumbent supplier • Intelligence, Surveillance & Reconnaissance (ISR) Pods – Selected for Award – Contract expected Dec./Jan. • Electronic Warfare (EW) Pods • SEASPARROW missile control electronics • Radar Racks

11 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Near - term Priorities 1. Sharpened focus on liquidity • Compressing the cash cycle • Improving working capital management 3. Margin Expansion • Expect ramping up newer defense programs will improve fixed cost absorption • Improve buying leverage with suppliers • Operating leverage on normalized SG&A and rising revenue 2. Strengthened Balance Sheet • Apply increased operating cash flow to pay down approximately $2M debt in 2020 Positions CPI Aero for higher revenue, improved profitability and cash flow for 2021 compared to 2020

12 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Growth Drivers % of Backlog at 6/30/20 Key Platforms Estimated 3 - Year Growth Outlook (2018 - 2021) 26% A - 10, F - 16, UH - 60 12% - 14% 44% NGJ - MB, F - 35, DB - 110 UH - 60, CH - 53K 22% - 26% 30% E - 2D, T - 38 F - 16, E2 - 175 8% - 10% $17.7 $35.1 $17.6 ($ in Millions) $70.4 Aerostructures Aerosystems Kitting/SCM 2018 Rev. (Restated) Business Area

13 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Q&A Session Douglas McCrosso n President & Chief Executive Officer

14 Information contained herein is proprietary to CPI Aero and may be subject to ITAR regulations Investor Relations Counsel Jody Burfening, LHA Investor Relations (212) 838 - 3777 cpiaero@lhai.com